THE GABELLI ABC FUND

                              MERGER AND ARBITRAGE

                                 "THE DEAL FUND"


                              FIRST QUARTER REPORT

                                 MARCH 31, 2002
                                [GRAPHIC OMITTED]

                           GRAPHIC OF 4 STARS OMITTED

             Morningstar Rated[tm] Gabelli ABC Fund 4 stars overall
              and for the three and five-year period ended 03/31/02
           among 5,040 and 3,293 domestic equity funds, respectively.

--------------------------------------------------------------------------------
                       THE GABELLI ABC FUND WAS RATED "A"
                          BY BUSINESS WEEK FOR SUPERIOR
                       RISK-ADJUSTED TOTAL RETURN IN THEIR
                         2001 MUTUAL FUND SCORECARD.(A)
--------------------------------------------------------------------------------
         "GIVE  A MAN A FISH  AND  YOU  FEED  HIM  FOR A DAY.
          TEACH  HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

              -- Warren Buffett



[GRAPHIC OMITTED]
GRAPHIC OF DEALS, DEALS, DEALS, BOOK OMITTED


TO OUR SHAREHOLDERS,

      The Gabelli ABC Fund (the "Fund") was created for conservative investors desiring to participate in the equity market without assuming the full risk of portfolios fully invested in equities. Our approach to this mandate has been to build a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities.
Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We continued to achieve this objective in the first quarter of 2002, with the Fund posting a modest gain in a volatile equity market.



--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. (a) Business Week's annual Mutual Fund Scoreboard rated equity mutual funds based on five year risk-adjusted returns. For 2001, 150 funds earned A's among 3,493 equity funds with a five year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    Quarter
                                               --------------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                               ----------------------------------------------------------
  2002:   Net Asset Value .....................    $9.69         --         --           --             --
          Total Return ........................     0.4%         --         --           --             --
----------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................    $9.52      $9.70        $9.78        $9.65        $9.65
          Total Return ........................     0.7%       1.9%         0.8%         1.0%         4.6%
----------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................    $9.67      $9.89       $10.17        $9.45        $9.45
          Total Return ........................     2.4%       2.3%         2.8%         2.9%        10.9%
----------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................    $9.65     $10.20       $10.21        $9.44        $9.44
          Total Return ........................     0.6%       5.7%         0.1%         2.4%         9.0%
----------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $10.64     $10.68       $10.16        $9.59        $9.59
          Total Return ........................     4.0%       0.4%        (4.9)%       11.9%        11.1%
----------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................    $9.98     $10.45       $10.74       $10.23       $10.23
          Total Return ........................     1.4%       4.7%         2.8%         3.3%        12.8%
----------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $10.10     $10.16        $9.77        $9.84        $9.84
          Total Return ........................     4.1%       0.6%         0.8%         2.2%         7.8%
----------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................    $9.94     $10.14       $10.41        $9.71        $9.71
          Total Return ........................     3.9%       2.0%         2.7%         2.2%        11.2%
----------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................   $10.12     $10.11       $10.42        $9.57        $9.57
          Total Return ........................     0.9%      (0.1)%        3.1%         0.6%         4.5%
-----------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .....................      --      $10.10       $10.63       $10.03       $10.03
          Total Return ........................      --        1.0%(b)      5.2%         2.6%         9.1%(b)
-----------------------------------------------------------------------------------------------------------

                           AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                          -------------------------------------------------
                                                                                                   SINCE
                                               QUARTER     1 YEAR       3 YEAR      5 YEAR     INCEPTION (B)
                                               -------     ------       ------      ------     -------------
   Gabelli ABC Fund ........................... 0.41%      4.22%        8.03%        9.41%         9.12%
   S&P 500 Index .............................. 0.28%      0.24%       (2.53)%      10.18%        13.53%
   Lipper U.S. Treasury
     Money Market Average ..................... 0.29%      2.40%        4.13%        4.36%         4.29%
-------------------------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and capital gain distributions and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.
(b)  From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

COMMENTARY

      As we have discussed, the Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. Given our investment style, we thought it would be helpful to talk about the past quarter's deal activity, the current merger environment, and the outlook, as we see it, for a resurgence of merger activity.

FIRST QUARTER MERGER ACTIVITY

      Global announced M&A activity fell 45% in the first quarter of 2002 to $248 billion from $452 billion in 2001. This level marked the lowest volume for merger activity since the second quarter of 1995. In the U.S., there was $89 billion in deal activity announced - failing to break the $100 billion level for the first time in seven years. The decrease in activity comes in part from the ongoing fallout of certain sectors like telecommunications, which were active in early 2001.

      From a sector standpoint, oil and gas continued to be fertile ground with Canadian giants Alberta Energy and PanCanadian tying the knot, Royal Dutch launching a bid for Pennzoil, and Enterprise Oil announcing that it had received and rejected an unsolicited offer. Other active sectors include basic industrials and electric utilities, highlighted by RWE's $4.4 billion offer for Innogy Holdings of the UK. The three largest deals of the quarter were Northrop Grumman's hostile bid for TRW, Telia's announced merger with Finnish telecommunication company Sonera Oyj, and the PanCanadian-Alberta Energy tie-up.

      In the absence of merger activity we have seen certain larger companies electing to "diet." Rather than growing through acquisition, these enterprises are dismantling the conglomerates (that they built in recent years) through spin-offs and restructurings. The premise here is that the parts, run separately with focused management teams, will be worth more than the whole. Examples include Tyco's intent to split into four smaller firms and GE and Citigroup's plans to spin off parts of their insurance businesses.

THE MARCH REBOUND - SPRING FEVER & FERVOR!

      The first quarter began with what we term a "Crisis of Confidence." Several events led the investment community to question corporate accounting procedures and demand a higher level of disclosure. Notable events included Enron's bankruptcy, and Wall Street's concerns over accounting practices at Tyco, Elan Corp., and PNC Financial. As we discussed above, these events had a pronounced short-term negative effect on deal activity in January and February.

      But with the global economy showing signs of stabilization and concerns over corporate governance beginning to fade in March, the quarter ended on a positive note, with corporate acquirers more active. There was a sense last month that the worst may be over for declining global merger activity. A 12% year-over-year dip in the value of global transactions was the smallest dip since December 2000. We view this as quite encouraging.

      One clear trend was a rebound in cross-border deal activity. With U.S. assets still in high demand, several cross-border deals provided us with investment opportunities:

       o  Royal   Dutch/Shell  Group  will  pay  $2.9  billion  for  control  of
          Pennzoil-Quaker State.

       o Barcelo Hotels has offered $600 million for hotel management company Crestline Capital.

       o DuPont Canada will acquire packaging company Liqui-Box Corp. for $333 million.

       o  Royal  Bank  of  Canada  continues  its  U.S.   expansion  with  Eagle
          Bancshares of Atlanta.

MERGER OUTLOOK

      Going forward, we see a pickup in merger activity and a more vibrant deal environment. We would point to four catalysts that should help drive this in 2002 and beyond:

       o Globalization - a need to be bigger to compete. In today's global economy, cross border deals are more and more the norm.

       o Improved Regulatory Environment - the Bush administration is more pro-consolidation than the previous one and this should facilitate the merger approval process.

       o Valuations - valuations in certain sectors have reached levels that strong corporate buyers will find too attractive to pass up.

       o Accounting Changes - the fact that goodwill incurred in buyouts no longer has to be written off makes deals more attractive to acquirers from an accounting standpoint.

INVESTMENT SCORECARD

      During the quarter, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Unfortunately, historically low short-term Treasury yields minimized returns from our large cash position. If, as we anticipate, the Fed hikes interest rates in the second half of the year, our short-term U.S. Treasury investments will be more productive.

      Our top equity performers this quarter were Willamette Industries, Gucci Group, and Fargo Electronics. Our worst performers were McGrath RentCorp and Corecomm Limited.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

FARGO ELECTRONICS (FRGO - $7.25 - NASDAQ) agreement to be acquired by Zebra Technologies (ZBRA - $54.09 - Nasdaq) has been blocked by the Federal Trade Commission ("FTC") and will not be completed. The transaction had been pending since August of 2001, but during that time the fundamentals at Fargo and the security industry in general improved significantly. Demand for Fargo's printers has increased and the company has paid down a substantial amount of debt in the past six months. As such, Fargo stock is now trading higher than the price at which Zebra had offered to acquire the company.

GENESEE CORP. (GENBB - $19.75 - NASDAQ) In October 2000, GENBB shareholders approved a plan to liquidate and dissolve the corporation. GENBB first sold its brewing business in December 2000 to High Falls Brewing for $27.2 million. The company also sold its equipment lease portfolio in December 2000 and received $12.8 million in proceeds. In October 2001, GENBB sold its Foods Division to Associated Brands for $27 million. GENBB is in the process of selling other assets including real estate in Rochester, New York. Since GENBB has announced its plans to liquidate, the company has paid liquidating distributions of $7.50 and $13.00 to shareholders on March 1, 2001 and November 1, 2001, respectively. GENBB will continue to pay distributions as it receives payment on the $10.1 million balance outstanding on a promissory note from High Falls Brewing, and as the company receives proceeds from the sale of other assets.

GRANITE BROADCASTING CORP. (12.75% CV. PFD.), headquartered in New York City, is a television broadcasting company that owns nine television stations throughout the United States. Granite's stations are in geographically diverse markets and reach almost 7% of the nation's television households. On December 17, 2001, the company agreed to sell its NBC affiliated TV station in San Francisco, KNTV, to NBC for $230 million in cash. The deal is expected to close in the first half of 2002.

GUCCI GROUP NV (GUC - $92.52 - NYSE), Pinault Printemps (PRTP.PA - $118.32 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $10.15 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put"
(sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 5% annualized.

KAMAN CORP. (KAMNA - $16.95 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MCGRATH RENTCORP (MGRC - $30.75 - NASDAQ), a seller of modular buildings, agreed to be bought by Tyco (TYC - $32.32 - NYSE) for $482 million in cash and stock. Under terms of the original agreement, MGRC shareholders would receive consideration of $38 per share in cash and Tyco stock. The breakup of Tyco and questions over its accounting practices have brought uncertainty to the completion of this transaction. If completed, McGrath RentCorp will be merged into Tyco Capital and added to its equipment rental and lease business.

PENNZOIL-QUAKER STATE CO. (PZL - $21.47 - NYSE) agreed to be bought by Royal Dutch/Shell Group in a deal that values PZL at $1.8 billion. PZL shareholders will receive $22.00 per share in cash. The timing of the deal will be dependent on whether the FTC issues a request for additional information. If it does not, the merger could close as soon as July. The acquisition will give the Royal Dutch/Shell Group a 39% share of the U.S. market for passenger car lubricants.

SECURITY CAPITAL GROUP INC. (SCZ - $25.47 - NYSE) agreed to be acquired by GE Capital Corp., a subsidiary of General Electric Co. (GE - $37.45 - NYSE), for approximately $4 billion. The consideration will amount to $26 per share for holders of SCZ. It will be paid either fully in cash, or partly in cash and partly in the stock of ProLogis Trust (PLD - $23.35 - NYSE). Security Capital owns approximately 50 million shares of Prologis - so that stock can be spun out to holders as part of the consideration. Fifteen days prior to the merger vote, GE Capital will decide whether to make the deal all cash or part cash, part stock. We expect the merger to close in May of 2002.

TRAVELOCITY.COM INC. (TVLY - $27.97 - NASDAQ) received an unsolicited $23.00 per share offer from parent company Sabre Holdings Corp. (TSG - $46.71 - NYSE) in February 2002. The bid was originally rejected as inadequate. In March, TSG raised its offer to $28.00 in order to receive board approval from TVLY. The tender offer closed on April 5, 2002. TSG already owns 70% of TVLY and through the acquisition is increasing its exposure to the online travel space.

MINIMUM INITIAL INVESTMENT - $25,000

      The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                    WHO                              WHEN
                    ---                              -----
 Special Chats:     Mario J. Gabelli                 First Monday of each month
                    Howard Ward                      First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                    MAY                              JUNE                    JULY
                    ---                              ----                    ----
 1st Wednesday      Ivan Arteaga                     Henry Van der Eb        Ivan Arteaga
 2nd Wednesday      Charles Minter & Martin Weiner   Caesar Bryan            Caesar Bryan
 3rd Wednesday      Walter Walsh & Laura Linehan     Ivan Arteaga            Lynda Calkin
 4th Wednesday      Hart Woodson                     Barbara Marcin          Henry Van der Eb
 5th Wednesday      Barbara Marcin                                           Barbara Marcin


      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Economic uncertainty and market volatility caused us to be particularly cautious in the first quarter of 2002. As the economy stabilizes and deal flow picks up, we will seek to become more fully invested. We expect accelerating merger and acquisition activity to create more risk arbitrage opportunities at spread levels that we consider attractive. We will continue to adhere to a risk-averse strategy minimizing downside risk while allowing us to participate in the potential upside for value-oriented equities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.


                                                     Sincerely,

                                                     /S/ Mario J. Gabelli
                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer
April 30, 2002


                                SELECTED HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------
Fargo Electronics                       McGrath RentCorp
Genesee Corp.                           OSCAInc.
Granite Broadcasting Corp.              Pennzoil-Quaker State Co.
Gucci Group NV                          Security Capital Group Inc.
Kaman Corp.                             Travelocity.com Inc.
--------------------------------------------------------------------------------

 NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report.The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                           --------
             COMMON STOCKS -- 11.6%
             AUTOMOTIVE -- 0.5%
     49,000  McGrath RentCorp ...................................  $  1,506,750
                                                                   ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.2%
      5,000  Federal-Mogul Corp.+                                         4,050
    160,000  Pennzoil-Quaker State Co. ..........................     3,435,200
                                                                   ------------
                                                                      3,439,250
                                                                   ------------
             AVIATION: PARTS AND SERVICES -- 0.2%
     15,000  Aviall Inc.+ .......................................       135,450
     18,000  Fairchild Corp., Cl. A+ ............................        45,360
     20,000  Kaman Corp., Cl. A .................................       339,000
                                                                   ------------
                                                                        519,810
                                                                   ------------
             BROADCASTING -- 0.1%
      4,000  Liberty Corp. ......................................       159,280
        800  Salem Communications Corp., Cl. A+ .................        18,960
                                                                   ------------
                                                                        178,240
                                                                   ------------
             BUSINESS SERVICES -- 0.0%
      2,580  ProcureNet Inc.+(a) ................................           387
                                                                   ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
     40,600  BNS Co., Cl. A+ ....................................       101,500
                                                                   ------------
             CONSUMER PRODUCTS -- 0.0%
     56,942  Syratech Corp.+ ....................................        28,756
                                                                   ------------
             CONSUMER SERVICES -- 4.6%
    468,100  Travelocity.com Inc.+ ..............................    13,092,757
                                                                    ------------
             DIVERSIFIED INDUSTRIAL -- 0.8%
      6,000  Ampco-Pittsburgh Corp. .............................        69,900
     20,620  Harbor Global Co. Ltd. .............................       148,464
     55,000  Ivex Packaging Corp.+ ..............................     1,260,600
      4,000  Katy Industries Inc.+ ..............................        24,800
     11,200  Liqui-Box Corp. ....................................       745,920
                                                                   ------------
                                                                      2,249,684
                                                                   ------------
             ELECTRONICS -- 0.1%
     45,000  Fargo Electronics+ .................................       326,250
                                                                   ------------
             ENERGY AND UTILITIES: ELECTRIC -- 0.2%
     30,000  Northeast Utilities ................................       596,100
                                                                   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 0.0%
     25,000  Progress Energy Inc.+ ..............................         6,875
                                                                   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 0.0%
      2,000  AGL Resources Inc. .................................        47,000
      2,000  Southwest Gas Corp. ................................        50,000
                                                                   ------------
                                                                         97,000
                                                                   ------------

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                           --------
             ENERGY AND UTILITIES: OIL -- 0.5%
     45,000  OSCA Inc.+ .........................................  $  1,253,700
                                                                   ------------
             ENERGY AND UTILITIES: WATER -- 0.3%
     20,000  NiSource Inc.+ .....................................        46,400
      8,300  SJW Corp. ..........................................       673,960
                                                                   ------------
                                                                        720,360
                                                                   ------------
             ENTERTAINMENT -- 0.0%
        800  Fisher Communications Inc. .........................        36,408
     25,000  GC Companies Inc.+ .................................         4,000
                                                                   ------------
                                                                         40,408
                                                                   ------------
             EQUIPMENT AND SUPPLIES -- 0.1%
      9,674  Juno Lighting Inc.+ ................................       120,973
      3,500  UCAR International Inc.+ ...........................        49,700
                                                                   ------------
                                                                        170,673
                                                                   ------------
             FINANCIAL SERVICES -- 0.5%
     39,900  Argonaut Group Inc. ................................       843,486
     20,000  Eagle Bancshares Inc.+ .............................       513,400
      2,500  Leucadia National Corp. ............................        89,375
      1,000  Travelers Property Casualty Corp.+ .................        20,000
                                                                   ------------
                                                                      1,466,261
                                                                   ------------
             FOOD AND BEVERAGE -- 0.1%
     20,000  Advantica Restaurant Group Inc.+ ...................        20,200
     11,000  Genesee Corp., Cl. B ...............................       217,250
                                                                   ------------
                                                                        237,450
                                                                   ------------
             HOME FURNISHINGS -- 0.0%
    320,000  Carlyle Industries Inc.+ ...........................        60,800
                                                                   ------------
             HOTELS -- 0.6%
     50,000  Crestline Capital Corp.+ ...........................     1,682,000
                                                                   ------------
             METALS AND MINING -- 0.0%
     10,000  Royal Oak Mines Inc.+ ..............................             9
                                                                   ------------
             REAL ESTATE -- 1.3%
     20,000  Griffin Land & Nurseries Inc.+ .....................       298,000
      3,169  HomeFed Corp.+ .....................................         2,789
    130,000  Security Capital Group Inc., Cl. B+ ................     3,311,100
                                                                   ------------
                                                                      3,611,889
                                                                   ------------
             RETAIL -- 0.4%
     13,000  Gucci Group NV, ADR ................................     1,202,760
      4,000  Lillian Vernon Corp. ...............................        25,600
                                                                   ------------
                                                                      1,228,360
                                                                   ------------
             SATELLITE -- 0.0%
    130,000  Liberty Satellite & Technology Inc., Cl. A+ ........        75,400
                                                                   ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                           --------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS -- 0.1%
    200,000  CoreComm Ltd.+ .....................................  $     20,000
     65,000  GST Telecommunications Inc.+ .......................           130
      8,500  Shenandoah Telecommunications Co. ..................       331,500
      3,000  Telegroup Inc.+ ....................................             0
     10,000  USN Communications Inc.+ ...........................            30
                                                                   ------------
                                                                        351,660
                                                                   ------------
             TRANSPORTATION -- 0.0%
      1,000  GATX Corp. .........................................        31,800
                                                                   ------------
             WIRELESS COMMUNICATIONS -- 0.0%
        500  American Tower Corp., Cl. A+                                 2,705
     14,000  Metricom Inc.+ .....................................           700
     50,000  Winstar Communications Inc.+ .......................           200
                                                                   ------------
                                                                          3,605
                                                                   ------------
             TOTAL COMMON STOCKS ................................    33,077,734
                                                                   ------------

             PREFERRED STOCKS -- 0.3%
             AUTOMOTIVE -- 0.0%
      4,000  General Motors Corp.,
               4.500% Cv. Pfd., Ser. A ..........................       106,320
                                                                   ------------
             BROADCASTING -- 0.2%
      1,064  Granite Broadcasting Corp.,
               12.750% Cv. Pfd. .................................       526,556
                                                                   ------------
             COMMUNICATIONS EQUIPMENT -- 0.0%
             RSL Communications Ltd.,
      1,000    7.500% Cv. Pfd. (c) ..............................            10
      2,000    7.500% Cv. Pfd., Ser. A ..........................            20
                                                                   ------------
                                                                             30
                                                                   ------------
             DIVERSIFIED INDUSTRIAL -- 0.0%
             WHX Corp.,
     14,000    6.500% Cv. Pfd., Ser. A ..........................        43,400
     10,000    $3.75 Cv. Pfd., Ser. B ...........................        29,000
                                                                   ------------
                                                                         72,400
                                                                   ------------
             HOME FURNISHINGS -- 0.0%
      8,000  O'Sullivan Industries Holdings Inc.,
               12.000% Pfd. .....................................         6,000
                                                                   ------------
             TELECOMMUNICATIONS -- 0.1%
      3,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ..................................       141,060
                                                                   ------------
             TOTAL PREFERRED STOCKS ............................        852,366
                                                                   ------------

  PRINCIPAL                                                            MARKET
   SHARES                                                              VALUE
-----------                                                           --------
             CORPORATE BONDS -- 1.1%
             CABLE -- 0.0%
 $  100,000  Charter Communications Inc., Cv.,
               4.750%, 06/01/06 .................................  $     78,250
                                                                   ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
    100,000  Exodus Communications Inc.,
               Sub. Deb. Cv.,
               5.250%, 02/15/08+(d) .............................           562
                                                                   ------------
             CONSUMER PRODUCTS -- 0.0%
  3,600,000  Pillowtex Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12+(d) .............................             0
                                                                   ------------
             ELECTRONICS -- 0.0%
    100,000  Oak Industries Inc., Sub. Deb. Cv.,
               4.875%, 03/01/08 .................................        85,000
                                                                   ------------
             ENERGY AND UTILITIES -- 0.6%
    300,000  Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 .................................       243,000
  1,500,000  Orion Power Holdings Inc., Cv.,
               4.500%, 06/01/08 .................................     1,496,250
                                                                   ------------
                                                                      1,739,250
                                                                   ------------
             HOTELS AND GAMING -- 0.1%
    205,000  Hilton Hotels Corp., Sub. Deb. Cv.,
               5.000%, 05/15/06 .................................       195,263
                                                                   ------------
             MUTUAL FUNDS -- 0.4%
  161,921(b) Vanguard High-Yield Corporate Bond Fund ............     1,012,008
                                                                   ------------
             RETAIL -- 0.0%
    200,000  RDM Sports Group Inc., Sub. Deb. Cv.,
               8.000%, 08/15/03+(d) .............................        15,000
                                                                   ------------
             TRANSPORTATION -- 0.0%
    850,000  Builders Transport Inc., Sub. Deb. Cv.,
               6.500%, 05/01/11+(d) .............................             0
    140,000  WorldCorp. Inc., Sub. Deb. Cv.,
               Zero Coupon, 05/15/04+ ...........................             0
                                                                   ------------
             TOTAL CORPORATE BONDS ..............................     3,125,333
                                                                   ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                            MARKET
   SHARES                                                              VALUE
-----------                                                           --------
             U.S. GOVERNMENT OBLIGATIONS -- 91.9%
$260,847,000 U.S. Treasury Bills, 1.585% to 1.790%++,
               04/04/02 to 07/11/02 .............................  $260,435,028
                                                                   ------------
             TOTAL INVESTMENTS -- 104.9%
               (Cost $300,406,891) ..............................   297,490,461
             OTHER ASSETS AND
               LIABILITIES (NET) -- (4.9)% ......................   (14,008,687)
                                                                   ------------
             NET ASSETS -- 100.0% ...............................  $283,481,774
                                                                   ============
  --------------
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
(a) Security fair valued under procedures established by the Board of Directors.
(b)  Shares held.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At March 31, 2002, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
(d)  Security in default.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

               THE GABELLI ABC FUND
               One Corporate Center
             Rye, New York 10580-1422
                   1-800-GABELLI
                 [1-800-422-3554]
                FAX: 1-914-921-5118
             E-MAIL: INFO@GABELLI.COM
              HTTP://WWW.GABELLI.COM
 (Net Asset Value may be obtained daily by calling
          1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                      OFFICERS
Mario J. Gabelli, CFA         Bruce N. Alpert
PRESIDENT AND CHIEF           VICE PRESIDENT
INVESTMENT OFFICER            AND TREASURER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q102SR

[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI

A

B

C

FUND




                              FIRST QUARTER REPORT
                                 MARCH 31, 2002